UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2024

BITECH TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	93-3419812
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/AApri

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on January 8, 2024, Bitech Technologies Corporation (the “Company”) entered into a Letter Agreement for a business combination (the “Letter Agreement”) with Bridgelink Development, LLC, a Delaware limited liability company (“Bridgelink”) and C & C Johnson Holdings LLC, the sole member of Bridgelink (“C&C”). On April 14, 2024, the Company, Emergen Energy LLC, a Delaware limited liability company, Bridgelink, C&C and Cole Johnson entered into a Membership Interest Purchase Agreement (the “MIPA”) as contemplated in the Letter Agreement (the “Business Combination”).

Pursuant to the MIPA, the Company agreed to issue to Bridgelink at closing, 222,222,000 shares of the Company’s unregistered common stock in exchange for a 100% ownership interest in Emergen. Following the closing of the MIPA, Bridgelink will own approximately 31.3% of the Company’s outstanding common stock. In addition, the Company agreed to enter into various agreements upon closing of the Business Combination as discussed below.

Emergen is a wholly owned subsidiary of Bridgelink, a leading solar and energy storage project development company in Texas. Emergen controls rights to develop a portfolio of battery energy storage system (“BESS”) projects with a cumulative storage capacity estimated at 1.965 gigawatts (“GW”) and rights to develop a portfolio of solar energy development projects with a cumulative capacity estimated at 3.840 GW (collectively, the “Development Projects”).

The MIPA provides for potential indemnification claims by the Company against Bridgelink, C&C and Mr. Johnson subject to certain limitations and conditions. The MIPA contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding Emergen’s obligation to provide the Company with Emergen’s audited financial statements within 70 days of the closing, each of the parties providing each other due diligence materials and maintaining confidentiality. The MIPA also contains certain termination rights for parties, subject to the conditions set forth in the MIPA, including, without limitation, if the closing of the Acquisition has not occurred on or before April 24, 2024. The closing of the Business Combination is conditioned upon certain, representations and warranties, as well as the following conditions to closing: (i) the Company entering into a Project Management Services Agreement with an affiliate of Bridgelink pursuant to which this entity will be responsible for management oversight of the completion of the Development Projects in consideration of fees to be provided for in this agreement; (ii) the Company entering into employment agreements with each of Messrs. Tran and Johnson; (iii) the Company awarding Mr. Tran options to purchase 20,000,000 shares of the Company’s common stock vesting over five years; (iv) the Company awarding Mr. Johnson options to purchase 68,000,000 shares of the Company’s common stock vesting over five years; (v) completion of certain organizational matters regarding Emergen to the reasonable satisfaction of Bitech; and (vi) Bitech shall have completed its due diligence review and examination of Emergen and certain due diligence materials provided by Bridgelink to the Company, to the satisfaction of Bitech in its sole discretion.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the MIPA, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Forward-Looking Statements and Limitation of Representations

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “potential,” or the negative of these terms or other words of similar meaning in connection with a discussion of the Business Combination, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current intentions, plans, assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Business Combination. This information may involve known and unknown risks, uncertainties and other factors outside of the Company’s control which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to: (i) the Company’s ability to consummate the Business Combination or the risk of any event, change or other circumstance that could give rise to the termination of the MIPA; (ii) the risk that the Development Projects may not be completed, will be materially delayed or will be more costly or difficult than expected or that the Company is otherwise unable to successfully complete the Development Projects; (iii) the failure to obtain the necessary approvals and consents to complete the Development Projects, regulatory, or any other consents required to complete the projects; (iv) the ability to obtain required governmental approvals to complete the Development Projects (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the Business Combination); (v) the failure of the closing conditions in the MIPA to be satisfied, or any unexpected delay in closing the Business Combination; and (vi) the Company’s ability to fund the costs required to complete the Development Projects. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

The MIPA, the summary of the MIPA and the Business Combination and the other disclosures included in this Current Report on Form 8-K are intended to provide stockholders and investors with information regarding the terms of the MIPA and the Business Combination, and not to provide stockholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the MIPA or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Emergen or the Development Projects. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the MIPA, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the Company’s representations and warranties in the MIPA. Accordingly, the MIPA should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On April 15, 2024, the Company issued a press release relating to the signing of the MIPA and the Business Combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
2.1†	Membership Interest MIPA dated April 14, 2024 by Bitech Technologies Corporation, Emergen Energy LLC, Bridgelink Development, LLC, C & C Johnson Holdings LLC, and (v) Cole W. Johnson.

99.1	Press Release issued by the Company on April 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Confidential portions of this exhibit were redacted pursuant to Item 601(b)(10) of Regulation S-K, and the Company agrees to furnish to the SEC a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BITECH TECHNOLOGIES CORPORATION

Dated: April 15, 2024	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer